UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 12, 2001

                     Business Translation Services, Inc.
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            (Exact name of Registrant as specified in charter)

                 Nevada                000-30829           88-0430189
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       (State or other jurisdiction   (Commission       (I.R.S. Employer
        of incorporation)              File Number)      Identification)


        6462 City West Parkway, Suite 175, Eden Prairie, MN    55344
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             (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code: (952) 943-9777
                                                       --------------

               500 N. Rainbow, Suite 300, Las Vegas, NV  89107
      --------------------------------------------------------------
      (Former name or former address, if changed, since last report)

ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

Effective November 12, 2001, and subsequent to the execution of the Share Purchase Agreement between Business Translation Services Inc., and DCI Telecommunications Inc., a Plan of Merger was signed between DCI
Telecommunications, Business Translation Services Inc., and Muller Media Inc.; under which Muller Media Inc., was merged into Business Translation Inc. This was a reorganization of subsidiary operations.


ITEM 7.  Financial Statmeents and Exhibits

        (a)   Financial Statemens

              Not applicahble.

        (b)   Pro forma Financial Information

              Not applicahble.

        (c)   Exhibits

              Ex-1      Agreement and Plan of Merger

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Business Translation Services, Inc.

Date:  November 12, 2001              By:  /s/ John J Adams
                                      -------------------------
                                      John J Adams, President